SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

WASTE INDUSTRIES USA, INC.

(exact name of Registrant as specified in its charter)

North Carolina	0000-31050	56-0954929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Benson Drive, Suite 601

Raleigh, North Carolina

(Address of principal executive offices)

27609

(Zip Code)

(919) 325-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press release dated April 28, 2004 of Waste Industries USA, Inc. (the “Company”), announcing its operating and financial results for the quarter ended March 31, 2004.

Item 12.	Results of Operations and Financial Condition.

On April 28, 2004, the Company issued a press release announcing its operating and financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTE INDUSTRIES USA, INC.

By:	/s/ D. Stephen Grissom

D. Stephen Grissom Chief Financial Officer

Date: April 29, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 28, 2004.